                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 30th day of April, 1998, among NATIONSBANK, N.A. ("Lender"), ILD TELESERVICES, INC. ("ILD") and INTELLICALL OPERATOR SERVICES, INC. ("IOS") (ILD and IOS are sometimes collectively referred to herein as the "Borrowers").

                                 W I T N E S S E T H:

     WHEREAS, Lender and Borrowers are party to that certain Loan and Security Agreement dated as of August 29, 1997 (as the same has been amended from time to time, the "Loan Agreement"); and

     WHEREAS, Lender and Borrowers desire to amend the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2.   The Loan Agreement is amended as follows:

          A. Section 1.01 of the Loan Agreement is hereby amended by adding the following phrase to the definition of "FIXED CHARGES" after the phrase "Capitalized Leases:"

          ;PROVIDED, HOWEVER, that the principal payments related to the McFarland Subordinated Indebtedness due on December 31, 1997 and March 31, 1998 shall not be deemed Fixed Charges hereunder.

          B. Section 10.01(b)(i) is hereby amended by deleting therefrom the number "15,500,000" and inserting in lieu thereof the number "14,800,000."

          C. Section 10.01(b)(ii) is hereby amended by deleting therefrom the phrase "for each six month period thereafter" and inserting in lieu thereof the phrase "for each six month period ending on either September 30 or March 31 of each fiscal year thereafter."

          D. Section 10.1(b)(ii) is hereby further amended by deleting therefrom the phrase "for the immediately preceding six (6) month period" and inserting in lieu thereof the phrase "for the immediately preceding measurement period."

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          E.   Section 11.01(v) of the Loan Agreement is hereby amended by deleting therefrom the reference to the date "October 2, 1997" and inserting in lieu thereof the date "November 25, 1997."

          F. Section 11.01(w) of the Loan Agreement is hereby amended by deleting therefrom the phrase "the date which is seventy-five (75) days following the Effective Date," and inserting in lieu thereof the date "March 31, 1998."

     3. Lender hereby acknowledges that the end of each Borrower's fiscal year has changed from December 31 to September 30.

     4. Except as expressly set forth herein, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

     5. Each of the Borrowers agrees, jointly and severally, to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of -pocket expenses of legal counsel to Lender.

     6. To induce Lender to enter into this Amendment, each of the Borrowers hereby (i) represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, and (ii) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection in favor of Borrowers against Lender exists arising out of or with respect to any of the Loan Documents, the Secured Obligations or the administration thereof.

     7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     8. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     9. This Amendment and the other Loan Documents shall be governed by, and construed in accordance with, the laws and decisions of the State of Georgia, excluding laws and decisions regarding conflicts of law.

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


     IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed, all as of the date first above written.

                                   ILD TELESERVICES, INC.


                                   By:  /s/ J. David Darnell
                                       ---------------------------------
                                   Its: Chief Financial Officer
                                       ---------------------------------

                                   INTELLICALL OPERATOR SERVICES, INC.

                                   By:  /s/ J. David Darnell
                                       ---------------------------------
                                   Its: Chief Financial Officer
                                       ---------------------------------

                                   NATIONSBANK, N.A.


                                   By:  /s/ Angela P. Leake
                                       ---------------------------------
                                   Its: Vice President
                                       ---------------------------------





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